Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”), dated as of May 15, 2024, is by and between FaZe Media, Inc., a Delaware limited liability company (“FaZe Media”), and GameSquare Holdings, Inc., a Delaware corporation (“Game”).

WHEREAS, Game and FaZe Media have entered into that certain Trademark License Agreement, dated as of the date hereof (the “License Agreement”), pursuant to which Game may issue to FaZe Media newly issued shares (the “Shares”) of Game’s common stock, par value $0.0001 per share (“Common Stock”) in exchange for services provided to Game by FaZe Media thereunder.

WHEREAS, pursuant to the terms of, and in consideration for FaZe Media entering into, the License Agreement, and to induce FaZe Media to execute and deliver the License Agreement, Game has agreed to provide FaZe Media with certain registration rights with respect to the Registrable Securities (as defined herein) as set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein and in the License Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, Game and FaZe Media hereby agree as follows:

Section 1 Definitions

(a) Definitions. As used in this Exhibit:

“Basis Price” means, with respect to a share of Common Stock held by FaZe Media, the Applicable Share Price (as defined in the License Agreement), as and when issued, of such share of Common Stock.

“Closing Sale Price” means, for the Common Stock as of any date, the last closing trade price for the Common Stock on the Eligible Market then listed or quoted on, as reported by Bloomberg, or, if the Eligible Market then listed or quoted on, as the case may be, begins to operate on an extended hours basis and does not designate the closing trade price for the Common Stock, then the last trade price for the Common Stock prior to 4:00 p.m., New York City time, as reported by Bloomberg, or, if the foregoing do not apply, the last trade price for the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg, or, if no last trade price is reported for the Common Stock by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported by OTC Markets Group Inc. All such determinations shall be appropriately adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions during such period.

“Eligible Market” means The Nasdaq Global Market, The Nasdaq Capital Market, the New York Stock Exchange or the NYSE American (or any nationally recognized successor to any of the foregoing).

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Extension Period” has the meaning ascribed to such term in Section 4(a)(i).

“Game Director” has the meaning given in the Stockholders’ Agreement. For the avoidance of doubt, any consents required from a Game Director hereunder shall only be required for so long as the Game Investor is entitled to appoint the Game Director pursuant to the Stockholders’ Agreement.

“Game Investor” means FaZe Media Holdings, LLC, a Delaware limited liability company.

“Initial Notice” has the meaning ascribed to such term in Section 3(a).

“Kalish Director” has the meaning given in the Stockholders’ Agreement. For the avoidance of doubt, any consents required from a Kalish Director hereunder shall only be required for so long as the Kalish Investor is entitled to appoint the Kalish Director pursuant to the Stockholders’ Agreement.

“Kalish Investor” means Gigamoon Media LLC, a Delaware limited liability company.

“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority, including any national securities exchange.

“Major Investor” has the meaning ascribed to such term in the Stockholders’ Agreement.

“Marketed Underwritten Shelf Take-Down” has the meaning ascribed to such term in Section 2(b).

“Non-Marketed Shelf Take-Down” means a Shelf Take-Down that does not constitute a Marketed Underwritten Shelf Take-Down and that does not involve an Underwritten Offering, provided that a Non-Marketed Shelf Take-Down shall not cause Game to incur any material expenses (other than those solely in connection with keeping the disclosure in the Registration Statement for such Non-Marketed Shelf Take-Down current in the ordinary course) or to take any other material actions to facilitate such Non-Marketed Shelf Take-Down, including but not limited to having Game or its executives or directors execute any transaction documents related to such Non-Marketed Shelf Take-Down (except for any customary documents in satisfaction of transfer agent requirements), provide any comfort letters, or conduct any due diligence, and, provided further, that any such Non-Marketed Shelf Take-Down shall only take place during an open window period and shall not cause Game to impose a trading blackout or require Game to suspend its repurchase program (if any) or otherwise subject Game to any regulatory requirements not in the ordinary course.

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“Piggyback Registration” has the meaning ascribed to such term in Section 3(a).

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including any such prospectus supplement with respect to the terms of the offering of any portion of the securities covered by a Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments and freewriting prospectuses and in each case including all material incorporated by reference therein.

“Red Herring Prospectus” has the meaning ascribed to such term in Section 3(a).

“Registrable Securities” shall mean all shares of Common Stock held by FaZe Media following the date hereof pursuant to and in accordance with the License Agreement (and, for the avoidance of doubt, shall exclude any shares of Common Stock acquired by FaZe Media in the open market, whenever acquired); provided that any Registrable Securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been offered and sold pursuant to such Registration Statement, (b) such Registrable Securities have been disposed of pursuant to Rule 144, or (c) such Registrable Securities may be sold pursuant to Rule 144 without any limitation as to manner of sale restrictions or volume limitations or (d) such Registrable Securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by Game; and provided, further, that any securities that have ceased to be Registrable Securities shall not thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

“Registration Statement” means a registration statement filed by Game with the SEC, including the Prospectus included in such registration statement.

“Registration Statement Effectiveness Deadline” has the meaning ascribed to such term in Section 2(a).

“Registration Statement Filing Deadline” has the meaning ascribed to such term in Section 2(a).

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration” has the meaning ascribed to such term in Section 2(a).

“Shelf Take-Down” has the meaning ascribed to such term in Section 2(b).

“Shelf Take-Down Request” has the meaning ascribed to such term in Section 2(c).

“Trading Plan” has the meaning ascribed to such term in Section 5(a)(ii).

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“Underwritten Offering” means a sale of shares of Common Stock to an underwriter for reoffering to the public.

“Underwritten Shelf Take-Down” has the meaning ascribed to such term in Section 2(b).

“Underwritten Shelf Take-Down Notice” has the meaning ascribed to such term in Section 2(b).

Any capitalized terms used but not defined herein have the meanings given to such terms in the Stockholders’ Agreement by and among FaZe Media and the and the Persons set forth on Exhibit A and Exhibit B thereto, dated as of May 15, 2024 (the “Stockholders’ Agreement”).

Section 2 Shelf Registration Rights.

(a) Shelf Registration Statement. Within 60 days of the date of any issuance of Common Stock to FaZe Media pursuant to the terms of the License Agreement (each, a “Registration Statement Filing Deadline”), Game shall file a Registration Statement on (a) Form S-3ASR (or any successor form thereto), or (b) if Game is not qualified for the use of Form S-3ASR (or any successor form thereto), on Form S-3 (or any successor form thereto), or (c) if Game is not qualified for the use of Form S-3 (or any successor form thereto), on Form S-1 (or any successor form thereto) covering resales of Registrable Securities then held by FaZe Media on a delayed or continuous basis in accordance with Rule 415 under the Securities Act (each, a “Shelf Registration”). Game will use commercially reasonable efforts to cause such Registration Statement to be declared effective by earliest permitted of (a) by 4:00 pm Eastern time on the fifth (5th) business day after the date of the written notification by the SEC that the Registration Statement will not be subject to SEC review or (b) with respect to a Registration Statement filed on Form S-3, within forty-five (45) days of the Registration Statement Filing Deadline or, with respect to a Registration Statement filed on Form S-1, within sixty (60) days of the Registration Statement Filing Deadline, as applicable, in each case if the Registration Statement is reviewed by the SEC, provided that Game shall submit an acceleration request for effectiveness of the Registration Statement within two (2) business day of the notification by the SEC that the SEC has no further comments on the Registration Statement and shall use commercially reasonable efforts to cause such Registration Statement to become effective within 48 hours of the submission of the acceleration request (each, a “Registration Statement Effectiveness Deadline”), including, without limitation, filing a Prospectus, prospectus supplement, post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with the applicable regulations promulgated under the Securities Act. In addition, at any time that the Registration Statement for a Shelf Registration is not in effect or will expire within 90 days, Game shall use commercially reasonable efforts to file a shelf Registration Statement on (a) Form S-3ASR (or any successor form thereto), or (b) if Game is not qualified for the use of Form S-3ASR (or any successor form thereto), on Form S-3 (or any successor form thereto), or (c) if Game is not qualified for the use of Form S-3 (or any successor form thereto), on Form S-1 (or any successor form thereto), covering resales of the Registrable Securities by FaZe Media pursuant to a Shelf Registration. In either case, the Registration Statement may include the “shelf” registration of offers and sales of securities to be issued by Game which do not relate to a specific offering or take-down.

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(b) Shelf Take-Downs. Subject to the provisions of this Section 2 and Section 5, at any time and from time to time after the applicable Registration Statement Effectiveness Deadline, FaZe Media may initiate an offering or sale of all or part of such Registrable Securities pursuant to the Registration Statement referred to in the immediately preceding Section 2(a) (a “Shelf Take-Down”); provided that FaZe Media may only request three Shelf Take-Downs in any rolling 12-month basis (provided that such limits shall include all Underwritten Shelf Take-Downs and Marketed Underwritten Shelf Take-Downs, but shall not apply to any Non-Marketed Shelf Take-Downs). If FaZe Media elects in a written request delivered to Game (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an Underwritten Offering (an “Underwritten Shelf Take-Down”) and, if necessary, Game shall file and effect an amendment or supplement to its Shelf Registration for such purpose as soon as reasonably practicable and taking into account financial statement staleness rules. FaZe Media shall indicate in such Underwritten Shelf Take-Down Notice whether it intends for such Underwritten Shelf Take-Down to involve a block trade or a customary “road show” (including an “electronic road show”) or other marketing effort by the underwriters (a “Marketed Underwritten Shelf Take-Down”). If FaZe Media desires to effect a Non-Marketed Shelf Take-Down, FaZe Media shall so indicate in a written request delivered to Game no later than two Business Days prior to the expected date of such Non-Marketed Shelf Take-Down, which request shall include (i) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Shelf Take-Down, (ii) the expected plan of distribution of such Non-Marketed Shelf Take-Down and (iii) the action or actions required (including the timing thereof) in connection with such Non-Marketed Shelf Take-Down, and, if necessary, Game shall file and effect an amendment or supplement to its Shelf Registration for such purpose as soon as practicable and in any event within two Business Days; provided that each of the foregoing periods shall be extended to the extent required to satisfy financial statement staleness rules and subject to Section 4(a)(i) (subject to any lock-up restrictions), including, without limitation, filing a Prospectus, prospectus supplement, post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with the applicable regulations promulgated under the Securities Act.

(c) Withdrawal of Take-Down Requests. FaZe Media may withdraw a request for a Shelf Take-Down (a “Shelf Take-Down Request”) upon written notice to Game and the underwriter(s) of their intention to withdraw from such Shelf Take-Down at any time prior to the filing of the Prospectus relating to the Shelf Take-Down Request. For the avoidance of doubt, a Shelf Take-Down which does not result in an effective registration under the Securities Act or a Shelf Take-Down Request that is withdrawn prior to the filing of the requested Registration Statement, prospectus, or prospectus supplement, if applicable, shall not be counted as a Shelf Take-Down for purposes of the limits in Section 2(b).

(d) Registration Statement Duration. Subject to Section 4, Game shall use its commercially reasonable efforts to keep any Registration Statement filed pursuant to Section 2(a) or in response to a Shelf Take-Down Request effective until the earlier of the date on which (x) FaZe Media disposes of all the Registrable Securities pursuant to the Registration Statement or (y) the shares under the Shelf Registration are no longer considered Registrable Securities, subject to Section 4(a)(i), provided that if there is a pending Shelf Take-Down, Game will keep the Registration Statement effective until the distribution which is the subject of such pending Shelf Take-Down is complete.

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(e) Selection of Underwriters. In the case of an Underwritten Offering that is the subject of a Shelf Take-Down Request, FaZe Media shall select the underwriter(s) (including the roles thereof); provided that such selection is reasonably acceptable to Game.

Section 3 Piggyback Registration Rights.

(a) Participation. Subject to Section 3(b) and Section 5, if Game proposes to file a Registration Statement or Prospectus for an offering on its own behalf or for any stockholder of Game other than FaZe Media (other than (i) a registration relating solely to an employee benefit plan or employee stock plan, a dividend reinvestment plan, or a merger or a consolidation, (ii) a registration incidental to an issuance of debt securities under Rule 144A, (iii) a registration on Form S-4 or any successor form, (iv) a registration on Form S-8 or any successor form, or (v) a “shelf” Registration Statement with respect to securities to be issued by Game which does not relate to a specific offering or take-down), with respect to an offering (for its own account or otherwise, and including any registration pursuant to Section 2) that includes any shares of Common Stock, then Game shall give written notice which may be delivered electronically (the “Initial Notice”) to FaZe Media at least 20 days prior to the date on which Game reasonably anticipates that the preliminary prospectus to be used in connection with such offering by Game will be filed with the SEC (the “Red Herring Prospectus”), and, subject to Section 3(d), FaZe Media shall be entitled to include in such Registration Statement the Registrable Securities held by them (subject to any lock-up restrictions). The Initial Notice shall offer FaZe Media the right, subject to Section 3(b) and Section 3(d) to register (such registration, a “Piggyback Registration”) such number of shares of Registrable Securities as FaZe Media may request and shall set forth (A) the anticipated effective date of such Registration Statement and (B) the aggregate number of Registrable Securities that is proposed to be included in such Registration Statement. Subject to Section 3(b), Section 3(d) and Section 4, Game shall include in such Registration Statement such Registrable Securities for which it has received written requests to register from FaZe Media within five (5) days after the Initial Notice has been given.

(b) Piggyback Registration Withdrawal. FaZe Media may withdraw from a Piggyback Registration for any or no reason whatsoever upon written notice to Game and the underwriter(s) of its intention to withdraw from such Piggyback Registration at least one (1) Business Day prior to the filing of the Red Herring Prospectus with respect to such Piggyback Registration, or, if agreed to by Game, prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration.

(c) Game Control. Game may decline to file a Registration Statement subject to Section 3(a) after giving the Initial Notice, or withdraw any such Registration Statement after filing but prior to the effectiveness of such Registration Statement; provided that Game shall notify FaZe Media of any such action in writing or electronically within 5 days of Game’s decision to take any such action; provided, further, that Game shall bear all reasonable and documented out-of-pocket expenses incurred by FaZe Media or otherwise in connection with such unfilled or withdrawn Registration Statement, up to a maximum of $75,000 for FaZe Media, and FaZe Media shall not be deemed to have made a Shelf Take-Down Request with respect to the unfilled or withdrawn Registration Statement. Except as provided in Section 2(e), Game shall have sole discretion to select any and all underwriters that may participate in any Underwritten Offering.

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(d) Underwriters’ Cutback. Notwithstanding the foregoing, if a registration pursuant to this Section 3 involves an Underwritten Offering and Game, after consultation with the underwriter(s) determines, in its sole discretion, that the total or kind of securities that FaZe Media intends to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the number of securities proposed to be included in such registration shall be allocated among Game and FaZe Media, such that the number of securities that each such Person shall be entitled to sell in the Underwritten Offering shall be pro rata based upon the number of Registrable Securities requested to be registered by each of Game and FaZe Media in connection with such registration, unless FaZe Media provides its prior written consent otherwise.

Section 4 General Procedures.

(a) Registration Postponement; Suspension of Sales.

(i) If prior to the applicable Registration Statement Filing Deadline or prior to the applicable Registration Statement Effectiveness Deadline pursuant to Section 2(a), or after the receipt by Game of a Shelf Take-Down Request, Game furnishes to FaZe Media a copy of a resolution of the board of directors of Game (the “Game Board”) (certified by the secretary of Game) stating that in the good faith judgment of the Game Board it would be materially adverse to Game for a Registration Statement (or an Underwritten Shelf Take-Down or a Non-Marketed Shelf Take-Down) to be filed or effected on or before the date such filing, effectiveness, or take-downs would otherwise be required hereunder, Game shall have the right to defer such filing, effectiveness, or take-downs for a period of not more than sixty (60) days after the applicable Registration Statement Filing Deadline or the date such effectiveness or take-downs would otherwise be required hereunder (provided that such sixty (60) day period may be extended to a period of up to ninety (90) days to the extent such suspension is due to an SEC review or investigation, or ongoing negotiations or discussions regarding a material merger, acquisition or other similar transaction and the requirements for such deferral set forth in this sentence continue to be satisfied. If Game furnishes to FaZe Media a copy of a resolution of the Game Board (certified by the secretary of Game) stating that in the good faith judgment of the Game Board it would be materially adverse to Game to continue to permit the use of any prospectus contained in any Shelf Registration, Game shall be entitled to defer such submission, filing or effectiveness of, or suspend the use of, such prospectus for a reasonable period of time not to exceed (i) sixty (60) days in succession (provided that such consecutive sixty (60) day period may be extended to a period of up to ninety (90) days in succession to the extent such suspension is due to an SEC review or investigation, or ongoing negotiations or discussions regarding a material merger, acquisition or other similar transaction and the requirements for such suspension set forth in this sentence continue to be satisfied (the “Extension Period”)) or (ii) ninety (90) days in the aggregate in any rolling twelve (12) month period if the Extension Period has not been triggered or (iii) one hundred twenty (120) days in the aggregate in any rolling twelve month period if the Extension Period has been triggered.

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(ii) Game shall not be permitted to take the actions set forth in Section 4(a)(i) more than once in any 365-day period (except that Game shall be able to use this right more than two times in any 12-month period if Game is exercising such right (a) in connection with a Non-Marketed Shelf Take-Down or (b) during the 14-day period prior to Game’s regularly scheduled quarterly earnings announcement date or the 20-day period prior to Game’s regularly scheduled annual earnings announcement date, as applicable). If Game shall so postpone the filing of a Prospectus related to a Shelf Take-Down Request, FaZe Media may withdraw its Shelf Take-Down Request by so advising Game in writing or electronically, and such withdrawal shall not be counted as a Shelf Take-Down Request for purposes of the Shelf Take-Down Request limits set forth in Section 2(b). In addition, if Game receives a Shelf Take-Down Request and Game is then in the process of preparing to register Common Stock in connection with a primary offering, Game shall inform FaZe Media of Game’s intent to engage in a primary offering and, subject to Section 3, may require FaZe Media to withdraw such Shelf Take-Down Request for a period of up to 90 days so that Game may complete its offering, and such withdrawal shall not be counted as a Shelf Take-Down Request for purposes of the Shelf Take-Down Request limits set forth in Section 2(b). In the event that Game ceases to pursue a primary offering, it shall promptly inform FaZe Media in writing or electronically and FaZe Media shall be permitted to submit a new Shelf Take-Down Request. For the avoidance of doubt, FaZe Media shall have the right to participate in Game’s primary offering as provided in Section 3 (and notwithstanding anything to the contrary in Section 3, FaZe Media shall have the right to piggyback on Game’s primary offering, subject to Section 3(b) and Section 3(d)).

(b) Participation in Underwritten Offerings. FaZe Media may not participate in any Underwritten Offering hereunder unless such FaZe Media agrees to sell such FaZe Media securities on the basis provided in any customary underwriting arrangements approved by Game and provides the questionnaires, powers of attorney, customary indemnities, underwriting agreements, and other documents (including lock-up agreements) required for such underwriting arrangements, and FaZe Media agrees to take any other actions required by law in connection with this Agreement and the transactions contemplated hereby. Game agrees that in connection with any Underwritten Offering it similarly will agree to customary underwriting arrangements and complete the customary due diligence and provide customary comfort letters and opinion letters and other certificates and other documentation (including lock-up agreements) required for such underwriting arrangements, and Game agrees to take any other actions required by law in connection with this Agreement and the transactions contemplated hereby. Nothing in this Section 4(b) shall be construed to create any additional rights regarding the piggyback registration of Registrable Securities in FaZe Media otherwise than as set forth herein.

(c) Expenses. As between Game and FaZe Media, Game will pay all registration fees and other expenses in connection with each registration of Registrable Securities requested pursuant to Section 2 and this Section 4; provided that FaZe Media shall pay all applicable underwriting fees, discounts and similar charges and that FaZe Media shall be entitled to a single counsel (at Game’s expense (such expenses to be covered must be reasonable and documented)) to be selected by FaZe Media, and to be reasonably satisfactory to Game.

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(d) Cooperation. With respect to any registration of Registrable Securities, Game shall use its commercially reasonable efforts to: (i) prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements (including, without limitation, prospectus supplements) to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by FaZe Media as set forth in such registration statement, and in the case of amendments and supplements to any registration statement on Form S-1 or prospectus related thereto which are required to be filed pursuant to this Agreement by reason of Game filing a report on Form 8-K, Form 10-Q or Form 10-K or any analogous report under the Exchange Act, Game shall have incorporated such report by reference into such registration statement and prospectus, if applicable, or shall file such amendments or supplements to the registration statement or prospectus with the SEC on the same day on which the Exchange Act report is filed which created the requirement for Game to amend or supplement such registration statement or prospectus, for the purpose of including or incorporating such report into such registration statement and prospectus, and for such period of time thereafter as such Prospectus (including, without limitation, any supplement thereto) (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required by the Securities Act to be delivered in connection with resales of Registrable Securities, and which such documents will be subject to the reasonable review and comment of FaZe Media and its counsel; (iii) provide an electronic copy via PDF of prospectuses, including any preliminary prospectuses, and other documents incident thereto, including any amendment of or supplement to the prospectus, as FaZe Media may from time to time reasonably request; (iv) notify FaZe Media (to the extent selling Registrable Securities covered by such registration statement) in writing or electronically at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and following such notification promptly prepare and furnish to FaZe Media an electronic copy via PDF of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; (v) take such actions as shall be reasonably requested by FaZe Media or the lead managing underwriter of an underwritten offering to facilitate such offering, including without limitation, making customary road show presentations and, in a customary manner, holding meetings with and making calls to potential investors; and (vi) facilitate the preparation and delivery of certificates representing Registrable Securities to be delivered pursuant to a Registration Statement, which certificates, subject to any lock-up restrictions or legends for affiliates (as defined under securities laws) required under applicable Law or as reasonably required to facilitate compliance with applicable contractual provisions, shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as each holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, may reasonably request in writing, and in connection therewith, if required by Game’s transfer agent, Game will, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities, subject to any lock-up restrictions or legends for affiliates (as defined under securities laws) required under applicable Law or as reasonably required to facilitate compliance with applicable contractual provisions, without any such legend upon sale by the holder or the underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, of such Registrable Securities under the Registration Statement. FaZe Media shall furnish to Game all customary information and documents as Game may reasonably request for purposes of disclosure in a Registration Statement, and if such Registration Statement is reviewed by the SEC, as requested by Game to address and resolve the comments of the SEC.

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Section 5 Sale of Common Stock.

(a) Subject to applicable Law, no Registrable Securities shall be sold by FaZe Media without the prior written consent of the Game Director and the Kalish Director; provided, that the consent of the Game Director shall not be required to effectuate the sale of Registrable Securities pursuant to and in accordance with this Agreement:

(i) if, with respect to a share of Common Stock, the Closing Sale Price is ever less than 20% of the Basis Price for such share of Common Stock, for a period of 30 or more consecutive days;

(ii) in connection with the establishment of a trading plan (a “Trading Plan”) pursuant to Rule 10b5-1 promulgated under the Exchange Act (including the sale of Registrable Securities pursuant to such Trading Plan), the terms of which require FaZe Media to sell some or all of the Registrable Securities held by FaZe Media if the price per share of Common Stock is at least 5% greater or less than the Basis Price of such share of Common Stock;

(iii) if Game or any other Game Party breaches any of its obligations under this Agreement or any other Transaction Agreement;

(iv) to sell shares of Common Stock to cover any tax obligations of FaZe Media in connection with the vesting, payment or delivery of shares of Common Stock pursuant to the License Agreement; or

(v) following any sale of equity or equity-linked securities in FaZe Media.

(b) Notwithstanding anything set forth in this Agreement to the contrary, (i) if as a result of any applicable Law (including any applicable gambling Laws), the Kalish Investor reasonably believes, after consultation with legal counsel, that the sale of Registrable Securities held by FaZe Media would be desirable to ensure compliance with any Laws applicable to the Kalish Investor or FaZe Media, FaZe Media shall be required to sell such shares of Common Stock as requested by the Kalish Investor, on the terms indicated by the Kalish Investor, and (ii) the Kalish Director shall have the right, but not the obligation, to establish a Trading Plan in accordance with the terms of Section 5(a)(ii), acting for and on behalf of FaZe Media, without the prior written consent of the Game Director.

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(c) For the avoidance of doubt, any action permitted to be taken pursuant to this Section 5 without the written consent of the Game Director may be taken by FaZe Media at the direction of the Kalish Director without any further corporate action of FaZe Media, including the approval of the board of directors of FaZe Media.

Section 6 Indemnification.

(a) Indemnification by Game. Game agrees to indemnify and hold harmless, to the full extent permitted by law, FaZe Media, its officers, managers, employees, representatives and Affiliates, against any losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may be caused by or contained in any information furnished in writing or electronically to Game by FaZe Media from and after the Game Investor is no longer a Major Investor for use therein; provided, however, that Game shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense is caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission was caused by or contained in any information furnished in writing or electronically to Game by FaZe Media from and after the Game Investor is no longer a Major Investor expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such loss, claim, damage, liability or expense.

(b) Indemnification by FaZe Media. Solely from and after the Game Investor is no longer a Major Investor, FaZe Media agrees to indemnify and hold harmless, to the full extent permitted by law, Game, its directors, officers, employees and representatives and each Person who controls Game (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission was caused by or contained in any information furnished in writing or electronically to Game by FaZe Media at such time when Game was not a Major Investor expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of the securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of FaZe Media hereunder be greater in amount than the dollar amount of the proceeds received by FaZe Media from and after the Game Investor is no longer a Major Investor upon the sale of the securities giving rise to such indemnification obligation (except in the event of liability for fraud by FaZe Media). Game and FaZe Media shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing or electronically by such Persons specifically for inclusion in any Registration Statement or Prospectus.

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(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within thirty (30) days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually prejudiced by reason of such delay or failure; provided, further, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing or electronically to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon advice of counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing or electronically that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnified party shall not have any obligation to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnified party will have any obligation to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within twenty (20) Business Days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party’s indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified party in writing or electronically that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within twenty (20) Business Days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer; provided that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies, to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder, or to any settlement that does not include an unconditional release of such indemnified party from all liability on claims that are the subject matter of such claim or proceeding. An indemnifying party who is not entitled to, or elects not to, assume the defense or a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of each additional counsel.

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(d) Other Indemnification. Indemnification similar to that specified in this Section 7 (with appropriate modifications) shall be given by Game and FaZe Media with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

(e) Contribution. If for any reason the indemnification provided for in Section 7(a) and Section 7(b) is unavailable to an indemnified party or insufficient to hold such indemnified party harmless as contemplated by Section 7(a) and Section 7(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations; provided that FaZe Media shall be required to contribute in an amount greater than the dollar amount of the proceeds received by FaZe media with respect to the sale of any securities hereunder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not itself guilty of such fraudulent misrepresentation.

Section 7 Reports Under the Exchange Act. With a view to making available to FaZe Media the benefits of Rule 144, Game agrees to:

(a) use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of Game under the Securities Act and the Exchange Act so long as Game remains subject to such requirements (it being understood that nothing herein shall limit any of Game’s obligations under the License Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

(c) furnish to FaZe Media so long as FaZe Media owns Registrable Securities, promptly upon request, (i) a written statement by Game, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Game and such other reports and documents so filed by Game with the Commission if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit FaZe Media to sell such securities pursuant to Rule 144 without registration; and

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(d) take such additional action as is reasonably requested by FaZe Media to enable FaZe Media to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to Game’s transfer agent as may be reasonably requested from time to time by FaZe Media and otherwise fully cooperate with FaZe Media and FaZe Media’s broker to effect such sale of securities pursuant to Rule 144.

Section 8 Assignment of Registration Rights. Neither Game nor FaZe Media shall assign this Agreement or any of their respective rights or obligations hereunder; provided, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby Game remains the surviving entity immediately after such transaction shall not be deemed an assignment.

Section 9 Amendment or Waiver. No provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

Section 10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, Game shall not, without the prior written consent of FaZe Media, enter into any agreement with any holder or prospective holder of any securities of Game that would provide to such holder or prospective holder the right to include securities in any registration that would adversely affect FaZe Media’s rights under Section 2 or Section 3.

Section 11 Termination. This Agreement shall terminate in its entirety upon the date on which both the License Agreement is terminated and FaZe Media shall have sold all the Registrable Securities; provided, that the provisions of Section 7, Section 10 and Section 12 shall remain in full force and effect.

Section 12 Miscellaneous.

(a) Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent on a Business Day by e-mail transmission before 5:00 p.m. (recipient’s time) on the day sent by e-mail transmission and receipt is confirmed by a non-automated response, on the date on which receipt is confirmed; (c) if sent by e-mail transmission on a day other than a Business Day and receipt is confirmed by a non-automated response, or if sent by e-mail transmission on a Business Day after 5:00 p.m. (recipient’s time) and receipt is confirmed by a non-automated response, on the Business Day following the date on which receipt is confirmed; (d) if sent by registered, certified or first class mail, the third Business Day after being sent; and (e) if sent by overnight delivery via a national courier service, two Business Days after being delivered to such courier. All notices and other communications hereunder shall be delivered to the address or e-mail address set forth beneath the name of such party below (or to such other address or e-mail address as such party shall have specified in a written notice given to the other parties hereto):

If to Game:

GameSquare Holdings, Inc.
6775 Cowboys Way, Suite 1335
Frisco, TX 75034
Attention:	Justin Kenna, CEO
Email:	justin@gamesquare.com

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with a copy (which shall not constitute notice or such other communication) to:

Baker Hostetler LLP
1900 Avenue of the Starts, Suite 2700
Los Angeles, CA 90067
Attention:	Alan A. Lanis, Jr., Esq.
Email:	jrlanis@bakerlaw.com

If to FaZe Media:

FaZe Media, Inc.
[ ]
[ ]
Attn:	Matthew Kalish, Secretary
Email:

with a copy (which shall not constitute notice or such other communication) to:

Pillsbury Winthrop Shaw Pittman LLP
31 W 52nd Street
New York, NY 10019
Attn:	Stephen B. Amdur
Email:	stephen.amdur@pillsburylaw.com

(b) Game and FaZe Media acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

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(c) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) The Transaction Agreements set forth the entire agreement and understanding of the parties solely with respect to the subject matter thereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, solely with respect to such matters. There are no promises, undertakings, representations or warranties by either party relative to the subject matter hereof not expressly set forth in the Transaction Agreements. Notwithstanding anything in this Agreement to the contrary and without implication that the contrary would otherwise be true, nothing contained in this Agreement shall limit, modify or affect in any manner whatsoever any of Game’s obligations under the License Agreement.

(e) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective successors and the Persons referred to in Section 5, Section 7 and Section 12 hereof (and in such case, solely for the purposes set forth therein); provided, that the Kalish Investor is an express third party beneficiary entitled to enforce FaZe Media’s rights under this Agreement (whether in the Kalish Investor’s name or FaZe Media’s name), including asserting any claims or commencing any action, suit or other legal proceeding FaZe Media may have under this Agreement.

(f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(g) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

[signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Effective Date by their respective officers thereunto duly authorized.

FAZE MEDIA, INC.

By	/s/ Matthew Kalish
Name:	Matthew Kalish
Title:	Secretary

GAMESQUARE HOLDINGS, INC.

By	/s/ Justin Kenna
Name:	Justin Kenna
Title:	CEO